Schedule A to Appendix A

Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Total Breakpoint Administration Fees
	First 5B	Next 5B	Over 10B
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.19% 0.19% 0.19% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.36% 0.36% 0.36% 0.36% 0.20%	0.34% 0.34% 0.34% 0.34% 0.18%	0.32% 0.32% 0.32% 0.32% 0.16%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.21% 0.21% 0.15%	0.20% 0.20% 0.14%	0.19% 0.19% 0.13%
California Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.23% 0.15% 0.13% 0.17% 0.27%	0.22% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
Classic Value Fund[1] Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Conservative Allocation Fund Administrator Class	0.15%	0.14%	0.13%
Core Equity Fund[2] Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Disciplined Global Equity Fund[3] Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Disciplined Value Fund[4] Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Diversified Small Cap Fund Administrator Class	0.15%	0.14%	0.13%
Dow Jones Target Today Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2010 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2015 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2020 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2025 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2030 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2035 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2040 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2045 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2050 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2055 Fund[5] Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Enterprise Fund[6] Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Equity Value Fund[7] Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Growth Opportunities Fund[8] Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Health Care Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
High Yield Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Index Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.38%	0.30% 0.30% 0.30% 0.14% 0.37%	0.29% 0.29% 0.29% 0.13% 0.36%
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Intrinsic Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Large Cap Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Managed Account CoreBuilder Shares Series G	0.00%	0.00%	0.00%
Managed Account CoreBuilder Shares Series M	0.00%	0.00%	0.00%
Mid Cap Growth Fund[9] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Minnesota Money Market Fund Class A Sweep Class	0.23% 0.23%	0.22% 0.22%	0.25% 0.25%
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.27% 0.27% 0.27% 0.27% 0.30% 0.17%	0.26% 0.26% 0.26% 0.26% 0.29% 0.16%	0.25% 0.25% 0.25% 0.25% 0.28% 0.15%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.15% 0.13% 0.17%	0.14% 0.12% 0.16%	0.13% 0.11% 0.15%
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.23% 0.13% 0.30% 0.17% 0.23%	0.22% 0.12% 0.29% 0.16% 0.22%	0.25% 0.11% 0.28% 0.15% 0.25%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
New Jersey Municipal Money Market Fund Class A Service Class Sweep Class	0.27% 0.17% 0.27%	0.26% 0.16% 0.26%	0.25% 0.15% 0.25%
New York Municipal Money Market Fund Class A Service Class Sweep Class	0.27% 0.17% 0.27%	0.26% 0.16% 0.26%	0.25% 0.15% 0.25%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%	0.20% 0.20% 0.12%	0.19% 0.19% 0.11%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Opportunity Fund[10] Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Pennsylvania Municipal Money Market Fund Class A Service Class Sweep Class	0.27% 0.17% 0.27%	0.26% 0.16% 0.26%	0.25% 0.15% 0.25%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.21% 0.21% 0.21% 0.13%	0.20% 0.20% 0.20% 0.12%	0.19% 0.19% 0.19% 0.11%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Prime Investment Money Market Fund Institutional Class Service Class	0.13% 0.17%	0.12% 0.16%	0.11% 0.15%
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.21% 0.21% 0.13% 0.24%	0.20% 0.20% 0.12% 0.23%	0.19% 0.19% 0.11% 0.22%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.21% 0.21% 0.15% 0.24%	0.20% 0.20% 0.14% 0.23%	0.19% 0.19% 0.13% 0.22%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Small Cap Growth Fund[11] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Small Cap Opportunities Fund Administrator Class	0.15%	0.14%	0.13%
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Social Sustainability Fund Class A Class C Administrator Class	0.31% 0.31% 0.15%	0.30% 0.30% 0.14%	0.29% 0.29% 0.13%
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.38%	0.30% 0.30% 0.30% 0.14% 0.37%	0.29% 0.29% 0.29% 0.13% 0.36%
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Strategic Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Total Return Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.27% 0.13% 0.15% 0.17% 0.27%	0.26% 0.12% 0.14% 0.16% 0.26%	0.25% 0.11% 0.13% 0.15% 0.25%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
WealthBuilderConservative Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderEquity Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderModerate Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderTactical Equity Portfolio	0.31%	0.30%	0.29%
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.21% 0.21% 0.24%	0.20% 0.20% 0.23%	0.19% 0.19% 0.22%
100% Treasury Money Market Fund Class A Administrative Class Service Class Sweep Class	0.27% 0.15% 0.17% 0.27%	0.26% 0.14% 0.16% 0.26%	0.25% 0.13% 0.15% 0.25%

1. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Classic Value Fund into the Equity Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

2. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Core Equity Fund into the Opportunity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

3. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Global Equity Fund into the Intrinsic World Equity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

4. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Value Fund into the Large Company Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

5. On February 10, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of a new fund: Dow Jones Target 2055 Fund.  The new fund will become effective on or about July 1, 2011.

6. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class B to the Enterprise Fund.  The new share class will become effective in the theird quarter 2011 and its Administration Fees will be as follows: First 5B 0.31%; Next 5B 0.30%; Over 10B 0.29%

7. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R to the Equity Value Fund.  The new share class will become effective in the theird quarter 2011 and its Administration Fees will be as follows: First 5B 0.31%; Next 5B 0.30%; Over 10B 0.29%

8. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Opportunities Fund into the Discovery Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

9. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Mid Cap Growth Fund into the Enterprise Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

10. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class B to the Opportunity Fund.  The new share class will become effective in the theird quarter 2011 and its Administration Fees will be as follows: First 5B 0.31%; Next 5B 0.30%; Over 10B 0.29%

11. On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Small Cap Growth Fund into the Emerging Growth Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

Most recent annual approval by the Board of Trustees:  March 25, 2011

Schedule A to Appendix A amended:  May 18, 2011

The foregoing fee schedule is agreed to as of May 18, 2011 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________________

         Andrew Owen

   Executive Vice President